UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2024
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AlTi Global, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 26th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01	Entry into a Material Definitive Agreement.

Constellation Additional Closing

As previously reported on a Current Report on Form 8-K filed by AlTi Global, Inc., a Delaware corporation (the “Company”) with the Securities and Exchange Commission on March 27, 2024 (the “Initial Closing 8-K”), on March 27, 2024 the Company sold to CWC AlTi Investor LLC, an affiliate of Constellation Wealth Capital, LLC (“Constellation”), 115,000 shares of a newly created class of preferred stock designated Series C Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”) for a purchase price equal to $115 million, and issued to Constellation warrants to purchase 1,533,333 shares of the Company’s Class A common stock, par value $0.0001 (the “Class A Common Stock”), in each case on terms consistent with the Investment Agreement (the “Constellation Investment Agreement”), dated February 22, 2024, and previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2024 (the “Signing 8-K”).

On May 15, 2024, in accordance with the Constellation Investment Agreement, the Company completed the sale to Constellation of 35,000 additional shares of Series C Preferred Stock for a purchase price equal to $35 million (the “Constellation Additional Closing”) and issued to Constellation additional warrants (the “Constellation Additional Warrants”) to purchase 466,667 shares of the Company’s Class A Common Stock.

The foregoing description of the Investment Agreement, the Series C Preferred Stock and the Constellation Additional Warrants do not purport to be complete and are qualified in their entirety by reference to the Investment Agreement, attached as Exhibit 10.5 to the Signing 8-K and incorporated herein by reference, the Certificate of Designations for the Series C Preferred Stock, attached as Exhibit 3.1 to the Initial Closing 8-K and incorporated herein by reference and the Constellation Additional Warrants, attached hereto as Exhibit 4.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K, Item 1.01 of the Initial Closing 8-K and Item 1.01 of the Signing 8-K are incorporated by reference into this Item 3.02. The securities sold in the Constellation Additional Closing were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act in a transaction not involving any public offering.

Item 8.01	Other Events.

On May 15, 2024, the Company issued a press release announcing the Constellation Additional Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Warrant to Purchase Class A Common Stock, dated May 15, 2024
99.1	Press Release dated May 15, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2024	ALTI GLOBAL, INC.

Michael Tiedemann
Title: Chief Executive Officer